Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Golden Minerals Company (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the SEC on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WARREN M. REHN
Warren M. Rehn
President and Chief Executive Officer
(Principal Executive Officer)
March 1, 2018

/s/ ROBERT P. VOGELS
Robert P. Vogels
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
March 1, 2018